UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack Murphy, Esq.
One New York Plaza	Dechert
New York, New York 10004	1775 I Street, NW
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semiannual Report to Stockholders is filed herewith.

Goldman Sachs Funds

STRUCTURED EQUITY FLEX FUNDS	Semiannual Report April 30, 2007

Long-term growth of capital from portfolios that have the flexibility to buy securities long and sell securities short.

Goldman Sachs Structured Equity Flex Funds

■	GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

■	GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

The Structured U.S. Equity Flex Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is subject to the risks associated with short selling of securities. Short selling involves leverage of the Fund’s assets and presents various other risks. Because the Fund must first borrow a security to establish a short position, there is a risk that a security will not be available at a particular time or an acceptable price and therefore the Fund may not be able to implement its investment strategy. In addition, the Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. Note that short selling involves sophisticated investment techniques that have the potential to add additional risk to a portfolio. The Fund is not appropriate for all investors. The Fund may make investments in derivative instruments, including options, financial futures, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.
The Structured International Equity Flex Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities. Short selling involves leverage of the Fund’s assets and presents various other risks. Because the Fund must first borrow a security to establish a short position, there is a risk that a security will not be available at a particular time or an acceptable price and therefore the Fund may not be able to implement its investment strategy. In addition, the Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. Note that short selling involves sophisticated investment techniques that have the potential to add additional risk to a portfolio. The Fund is not appropriate for all investors. The Fund may make substantial investments in derivative instruments, including options, financial futures, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Goldman Sachs Asset Management’s
Structured Equity Flex Investment Process

■ Comprehensive – We calculate expected excess returns for approximately 10,000 stocks on a daily basis.

■ Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.	■ Objective – Our stock selection process is free from the emotion that can lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We take a limited number of short positions by targeting a portfolio weighting of up to 135% long and 35% short.	■ We use a unique, proprietary risk model that we believe is more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.	■ Aims to generate excess returns that are positive, consistent and repeatable.

■ Gives the fund greater exposure to the investment criteria due to its small number of short positions. This leads to potentially higher expected returns.

PORTFOLIO RESULTS
Structured U.S. Equity Flex Fund
Dear Shareholder,
This report provides an overview of the performance of the Goldman Sachs Structured U.S. Equity Flex Fund during the six-month reporting period that ended April 30, 2007.
  Performance Review

Over the six-month period that ended April 30, 2007, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of 3.63%, 3.20%, and 3.81%, respectively. These returns compare to a cumulative total return of 8.60% on the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period.

The proprietary stock selection model developed by the Global Quantitative Equity team focuses on investment themes that have demonstrated strong predictability of future stock returns over long periods of time. We believe that these themes, which we use to evaluate investment opportunities, also work well across different types of stocks and in a variety of market environments. However, during the six-month reporting period, several of them performed poorly and that contributed to the underperformance of the Fund during the period.

Our model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Our analysis of the last few months of 2006 pointed to an unusual market environment in which low-quality stocks rallied substantially. This is the type of market in which our fundamentally-driven themes typically do not fare well. Among our six investment themes, Momentum fared especially poorly for the six-month period, most notably in low-volatility Information Technology stocks while Analyst Sentiment detracted the most in low-volatility Healthcare stocks. We also experienced poor performance in Earnings Quality where the underperformance was driven by Information Technology stocks.

In addition, one of the control factors in our model, “Long-term reversals,” contributed to the Fund’s underperformance. (Control factors include sources of risk such as the volatility of a security relative to the market.) Even though we do not adopt explicit views for control factors, we do seek to control for them. Long-term reversals is a factor that has a weak — but volatile — association with future returns. We use Long-term reversals to look at returns over the last three years relative to an industry, and we assume the weakest stocks over that period will be more likely to outperform in the future — which was not the case during the reporting period. On the upside, Management Impact, Profitability and Valuation added the most value for the period.

PORTFOLIO RESULTS

Stock specific events — which we define as a single-day move that puts a stock in the top or bottom 0.5% relative to historical expectations — had a larger-than-expected negative impact on the Fund’s performance, as well. In particular, two of our overweight positions detracted from the portfolio’s performance. Symantec Corp lowered its earnings outlook on January 1, and Lexmark International missed its earnings on April 24. The Fund’s holdings in the Healthcare, Consumer Discretionary and Financials sectors also detracted from performance relative to their peers in the benchmark. Conversely, stock selection within Consumer Staples and Industrials added modestly to performance.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments representing all major sectors of the U.S. economy. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.
  Portfolio Positioning and Highlights

In keeping with our management approach, the Fund was invested in a broadly diversified number of stocks with positive net theme exposure and limited net sector and industry exposure relative to the S&P 500. Our process is designed with the expectation that, over the long-term, our fundamental investment themes will add value; however, not all themes will work at any given time, which was the case through much of the reporting period.

Going forward, we continue to believe that stocks with strong fundamentals will outperform stocks with weak fundamentals. In particular, we believe that cheaper stocks should outpace more expensive ones, and good momentum stocks should do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. The weights on our six investment themes will continue to vary depending on their expected returns and risk and diversification benefit, along with their anticipated impact on portfolio turnover.

As always, we take a long-term view of market patterns and look for inefficiencies that offer opportunities for our shareholders. We continue to invest based on a three- to five-year time horizon and continue to look for ways to enhance our quantitative model through our ongoing research effort.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, May 16, 2007

FUND BASICS
Structured U.S. Equity Flex Fund
as of April 30, 2007
PERFORMANCE REVIEW

November 1, 2006–April 30, 2007	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	3.63%	8.60%
Class C	3.20	8.60
Institutional	3.81	8.60

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS

For the period ended 3/31/07	Since Inception	Inception Date

Class A	-3.60%	9/29/06
Class C	1.55	9/29/06
Institutional	2.17	9/29/06

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.50%	2.40%
Class C	2.25	3.15
Institutional	1.10	2.00

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the net value of long and short investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
TOP 10 OVERWEIGHTS AS OF 4/30/07[6]

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

AmerisourceBergen Corp.	+4.3%	Health Care
CBS Corp.	+4.2	Consumer Discretionary
Molson Coors Brewing Co.	+4.1	Consumer Staples
UST, Inc.	+4.0	Consumer Staples
Devon Energy Corp.	+3.8	Energy
Cisco Systems, Inc.	+3.7	Information Technology
Marriott International, Inc.	+3.7	Consumer Discretionary
Symantec Corp.	+3.6	Information Technology
Exxon Mobil Corp.	+3.6	Energy
Time Warner, Inc.	+3.6	Consumer Discretionary

FUND BASICS
TOP 10 UNDERWEIGHTS AS OF 4/30/07[6]

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Brown-Forman Corp.	-3.5%	Consumer Staples
Peabody Energy Corp.	-3.5	Energy
Freddie Mac	-2.8	Financials
SanDisk Corp.	-2.7	Information Technology
Kinder Morgan, Inc.	-2.7	Energy
Microsemi Corp.	-2.3	Information Technology
Chicos FAS, Inc.	-1.8	Consumer Discretionary
Legg Mason, Inc.	-1.7	Financials
Matria Healthcare, Inc.	-1.4	Health Care
Net 1 UEPS Technologies, Inc.	-1.4	Information Technology

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights/underweights may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
Structured International Equity Flex Fund
Dear Shareholder:
This report provides an overview of the performance of the Goldman Sachs Structured International Equity Flex Fund during the six-month reporting period that ended April 30, 2007.
  Performance Review

Over the six-month period that ended April 30, 2007, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of 16.68%, 16.32% and 16.84%, respectively. These returns compare to a cumulative total return of 15.46% on the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged and net of dividend withholding taxes, with dividends reinvest-ed), over the same time period.

The Fund outperformed the index during the period largely because of the good performance of our investment themes, or criteria we use to evaluate investment opportunities. The proprietary stock selection model developed by the Global Quantitative Equity team focuses on investment themes that have demonstrated strong predictability of future stock returns over long periods of time. The model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Among our six investment themes, Momentum added the most value over the period, particu-larly in our investments in Europe and Japan, as stocks with good momentum characteristics outperformed their industry counterparts. Our Management Impact, Earnings Quality, Profitability and Analyst Sentiment themes also contributed significantly. Meanwhile, Valuation was relatively flat for the period.

Stock selection within sectors also contributed to the Fund’s outperformance. Our holdings in the Industrials, Materials and Information Technology sectors added positively while those in Financials detracted. Within countries, stock selection contributed the most in Japan and Switzerland but was slightly negative in Hong Kong.

On an individual stock level, the Fund’s overweights in Air France and JM AB were among the strongest contributors for the period. Meanwhile, overweights in Towa Real Estate Development and Elpida Memory were among the biggest detractors.

To the extent we find them effective instruments with which to manage certain aspects of the portfolio, the Fund may employ the use of derivatives, including total return swaps, futures and currency forwards. Total return swaps have been efficiently employed to achieve short positions and long positions in certain countries.

PORTFOLIO RESULTS
  INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Because the Investment Adviser has both positive and negative views on stocks, the Fund may establish short positions.
  Portfolio Positioning and Highlights

In keeping with our investment approach, we take minimal size and sector bets. We use our quantitative process to look for stocks that have good momentum and appear to offer a good value. As always, our goal is to find companies about which fundamental research analysts are increasingly positive — firms that are profitable, have sustainable earnings and use their capital to enhance shareholder value. We expect these factors to contribute positively to the Fund’s returns over the long term, and should also work well at various times and under different market environments. Investors should expect the value we add over time to be the result of stock selection as opposed to country, sector or size allocations. We continue to invest based on a 3- to 5-year time horizon and continue to look for ways to enhance our quantitative model through our on-going research effort.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, May 17, 2007

FUND BASICS
Structured International Equity Flex Fund
as of April 30, 2007
PERFORMANCE REVIEW

November 1, 2006–April 30, 2007	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net)[2]

Class A	16.68%	15.46%
Class C	16.32	15.46
Institutional	16.84	15.46

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capital-ization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/07	Since Inception	Inception Date

Class A	15.18%	7/31/06
Class C	19.19	7/31/06
Institutional	20.99	7/31/06

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.60%	1.94%
Class C	2.35	2.69
Institutional	1.20	1.54

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
TOP 10 OVERWEIGHTS AS OF 4/30/07[6]

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Zurich Financial Services AG	+2.0%	Financials
Unilever NV	+2.0	Consumer Staples
Air France-KLM	+1.9	Industrials
Sodexho Alliance SA	+1.9	Consumer Discretionary
Muenchener Rueckversicherungs AG	+1.8	Financials
ThyssenKrupp AG	+1.6	Materials
Gas Natural SDG SA	+1.5	Utilities
Vivendi SA	+1.4	Consumer Discretionary
TeliaSonera AB	+1.3	Telecommunication Services
Volkswagen AG	+1.2	Consumer Discretionary

FUND BASICS
TOP 10 UNDERWEIGHTS AS OF 4/30/07[6]

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Toyota Motor Corp.	-1.1%	Consumer Discretionary
Roche Holding AG	-0.8	Health Care
Nestle SA	-0.7	Consumer Staples
E.ON AG	-0.7	Utilities
Banco Santander Central Hispano SA	-0.3	Financials
Mitsubishi UFJ Financial Group Inc	-0.3	Financials
National Australia Bank Ltd	-0.3	Financials
Commonwealth Bank of Australia	-0.3	Financials
Sony Corp	-0.3	Consumer Discretionary
Nordea Bank AB	-0.2	Financials

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights/underweights may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments
April 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – Long – 128.0%

Aerospace & Defense – 5.2%
8,900	Northrop Grumman Corp.(a)	$655,396
28,700	Raytheon Co.(a)	1,536,598
11,700	The Boeing Co.	1,088,100

		3,280,094

Air Freight & Couriers – 0.9%
10,500	Ryder System, Inc.(a)	552,720

Auto Components – 0.0%
900	American Axle & Manufacturing Holdings, Inc.	25,155

Banks – 3.9%
10,500	Bank of America Corp.	534,450
1,300	Downey Financial Corp.	87,035
11,300	Regions Financial Corp.	396,517
6,700	Washington Mutual, Inc.	281,266
32,300	Wells Fargo & Co.(a)	1,159,247

		2,458,515

Beverages – 4.1%
27,700	Molson Coors Brewing Co. Class B	2,611,556

Biotechnology – 4.4%
13,600	Biogen Idec, Inc.*	642,056
8,600	Celgene Corp.*	525,976
2,800	Genzyme Corp.*	182,868
17,300	Gilead Sciences, Inc.*	1,413,756

		2,764,656

Chemicals – 0.7%
4,000	CF Industries Holdings, Inc.	158,760
5,400	OM Group, Inc.*	283,662
100	Terra Industries, Inc.*	1,764

		444,186

Commercial Services & Supplies – 0.4%
2,600	ABM Industries, Inc.	73,164
100	Central Parking Corp.	2,238
3,300	Convergys Corp.*(a)	83,358
2,100	TeleTech Holdings, Inc.*	79,233
800	Total System Services, Inc.	24,848

		262,841

Communications Equipment – 5.6%
116,900	Cisco Systems, Inc.*(a)	3,125,906
12,700	InterDigital Communications Corp.*	417,576

		3,543,482

Computers & Peripherals – 6.1%
45,950	Hewlett-Packard Co.(a)	1,936,333
34,500	Lexmark International, Inc.*	1,880,250
100	NVIDIA Corp.*	3,289

		3,819,872

Construction & Engineering – 1.5%
15,200	EMCOR Group, Inc.*(a)	952,888

Containers & Packaging – 0.1%
1,500	Rock-Tenn Co.	57,390

Diversified Financials – 12.2%
8,900	Ameriprise Financial, Inc.(a)	529,283
300	BlackRock, Inc.	44,910
14,700	Countrywide Financial Corp.(a)	545,076
42,700	Janus Capital Group, Inc.(a)	1,068,354
58,900	JPMorgan Chase & Co.(a)	3,068,690
2,200	Merrill Lynch & Co., Inc.	198,506
34,100	Moody’s Corp.(a)	2,254,692
100	SWS Group, Inc.	2,599

		7,712,110

Diversified Telecommunication Services – 1.8%
9,500	ALLTEL Corp.(a)	595,555
9,117	AT&T, Inc.(a)	353,010
9,700	Sprint Nextel Corp.	194,291

		1,142,856

Electric Utilities – 2.1%
25,700	PG&E Corp.(a)	1,300,420
100	Reliant Energy, Inc.*	2,227

		1,302,647

Electrical Equipment – 2.8%
15,200	Belden CDT, Inc.	849,376
9,200	Energizer Holdings, Inc.*(a)	894,056

		1,743,432

Electronic Equipment & Instruments – 0.6%
100	Agilysys, Inc.	2,103
8,000	Avnet, Inc.*	327,200
100	Mettler-Toledo International, Inc.*	9,762
100	Varian, Inc.*	5,796

		344,861

Energy Equipment & Services – 0.0%
100	Trico Marine Services, Inc.*	3,871

Food & Drug Retailing – 0.6%
13,000	The Kroger Co.	383,630

Food Products – 1.7%
51,400	Tyson Foods, Inc.	1,077,344

Healthcare Equipment & Supplies – 0.8%
16,700	Applera Corp. - Applied Biosystems Group(a)	521,708

Healthcare Providers & Services – 5.8%
15,070	AMERIGROUP Corp.*(a)	423,919
55,700	AmerisourceBergen Corp.(a)	2,784,443
3,900	Apria Healthcare Group, Inc.*	123,786
5,300	Humana, Inc.*	335,172

		3,667,320

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – Long – (continued)

Hotels, Restaurants & Leisure – 3.8%
53,100	Marriott International, Inc.(a)	$2,400,651

Insurance – 5.5%
48,500	Loews Corp.	2,295,020
17,600	SAFECO Corp.	1,174,624

		3,469,644

Internet & Catalog Retail – 0.0%
100	Expedia, Inc.*	2,362

Internet Software & Services – 1.8%
29,400	IAC/InterActiveCorp.*(a)	1,120,728

Leisure Equipment & Products – 0.0%
100	Hasbro, Inc.	3,161
100	Marvel Entertainment, Inc.*	2,953

		6,114

Machinery – 2.7%
7,800	Deere & Co.	853,320
700	Eaton Corp.	62,447
900	EnPro Industries, Inc.*	33,894
2,400	PACCAR, Inc.	201,552
7,100	Terex Corp.*	552,735

		1,703,948

Media – 8.6%
87,100	CBS Corp. Class B	2,767,167
127,100	Time Warner, Inc.(a)	2,622,073

		5,389,240

Metals & Mining – 0.3%
2,000	Newmont Mining Corp.	83,400
100	Royal Gold, Inc.	2,933
2,400	Ryerson, Inc.	98,736

		185,069

Multiline Retail – 0.1%
2,200	Big Lots, Inc.*	70,840

Oil & Gas – 17.6%
25,300	Chevron Corp.	1,968,087
35,100	Devon Energy Corp.(a)	2,557,737
56,000	Exxon Mobil Corp.(a)	4,445,280
7,000	Marathon Oil Corp.	710,850
6,600	Plains Exploration & Production Co.*	310,134
7,500	Tesoro Corp.	909,000
4,400	Western Refining, Inc.	174,328

		11,075,416

Personal Products – 1.0%
12,900	NBTY, Inc.*	637,389

Pharmaceuticals – 5.8%
5,400	Medco Health Solutions, Inc.*	421,308
30,200	Merck & Co., Inc.(a)	1,553,488
56,000	Pfizer, Inc.(a)	1,481,760
5,900	Schering-Plough Corp.	187,207

		3,643,763

Real Estate – 1.4%
12,900	American Home Mortgage Investment Corp. (REIT)(a)	319,662
100	Crystal River Capital, Inc. (REIT)	2,627
100	Douglas Emmett, Inc. (REIT)	2,605
4,100	Health Care Property Investors, Inc. (REIT)	145,099
9,900	RAIT Financial Trust (REIT)	278,685
1,000	Simon Property Group, Inc. (REIT)	115,280
100	Ventas, Inc. (REIT)	4,216

		868,174

Road & Rail – 0.2%
1,200	Avis Budget Group, Inc.*	33,756
1,200	Dollar Thrifty Automotive Group, Inc.*	56,256
100	J.B. Hunt Transport Services, Inc.	2,706
100	Swift Transportation Co., Inc.*	3,128
100	YRC Worldwide, Inc.*	3,979

		99,825

Semiconductor Equipment & Products – 4.8%
20,700	Analog Devices, Inc.	799,434
40,200	Novellus Systems, Inc.*	1,301,274
26,300	Texas Instruments, Inc.	903,931

		3,004,639

Software – 7.9%
37,900	Intuit, Inc.*	1,078,255
22,000	Microsoft Corp.	658,680
3,100	MicroStrategy, Inc.*	352,656
135,300	Symantec Corp.*	2,381,280
18,600	Synopsys, Inc.*	514,476

		4,985,347

Specialty Retail – 0.8%
2,000	American Eagle Outfitters, Inc.	58,940
100	Asbury Automotive Group, Inc.	2,877
12,400	AutoNation, Inc.*	253,456
4,100	OfficeMax, Inc.	201,802

		517,075

Textiles & Apparel – 0.0%
100	Deckers Outdoor Corp.*	7,573

Tobacco – 4.1%
100	Universal Corp.	6,268
45,200	UST, Inc.(a)	2,561,936

		2,568,204

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – Long – (continued)

Wireless Telecommunication Services – 0.3%
100	Telephone & Data Systems, Inc.	$5,695
2,900	United States Cellular Corp.*	210,250

		215,945

TOTAL COMMON STOCKS – LONG
(Cost $77,050,968)		$80,645,080

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 1.7%

Joint Repurchase Agreement Account II
$1,100,000	5.242%	05/01/07	$1,100,000
Maturity Value: $1,100,160
(Cost $1,100,000)

TOTAL INVESTMENTS – 129.7%
(Cost $78,150,968)			$81,745,080

LIABILITIES IN EXCESS OF OTHER ASSETS – (29.7)%			(18,706,737)

NET ASSETS – 100.0%			$63,038,343

Shares	Description	Value
Common Stocks – Short – 33.5%

Aerospace & Defense – 0.1%
2,100	EDO Corp.	$57,750

Beverages – 3.5%
34,500	Brown-Forman Corp. Class B	2,205,585

Biotechnology – 0.8%
19,300	Affymetrix, Inc.	507,011

Building Products – 0.1%
1,700	USG Corp.	78,455

Commercial Services & Supplies – 2.2%
6,100	Iconix Brand Group, Inc.	122,793
36,000	Net 1 UEPS Technologies, Inc.	906,480
12,900	Universal Technical Institute, Inc.	323,403

		1,352,676

Computers & Peripherals – 3.4%
39,100	Rackable Systems, Inc.	459,816
38,600	SanDisk Corp.	1,677,170

		2,136,986

Diversified Financials – 4.1%
24,000	Freddie Mac	1,554,720
10,500	Legg Mason, Inc.	1,041,495

		2,596,215

Diversified Telecommunication Services – 1.4%
45,200	JDS Uniphase Corp.	744,896
5,500	NeuStar, Inc.	158,180

		903,076

Energy Equipment & Services – 0.1%
1,300	CARBO Ceramics, Inc.	56,485

Food & Drug Retailing – 0.4%
9,100	Central European Distribution Corp.	270,725

Health Care Equipment & Supplies – 0.8%
11,600	ArthroCare Corp.	478,616
100	Foxhollow Technologies, Inc.	2,229

		480,845

Healthcare Providers & Services – 1.6%
31,500	Matria Healthcare, Inc.	912,870
3,400	Omnicare, Inc.	112,778

		1,025,648

Hotels, Restaurants & Leisure – 0.4%
7,300	Scientific Games Corp.	243,017

Machinery – 1.4%
17,700	Joy Global, Inc.	896,151

Metals & Mining – 4.0%
9,700	Arch Coal, Inc.	349,879
44,800	Peabody Energy Corp.	2,149,504

		2,499,383

Oil & Gas – 2.6%
15,600	Kinder Morgan, Inc.	1,662,336

Pharmaceuticals – 0.3%
5,700	Adams Respiratory Therapeutics, Inc.	213,807

Semiconductor Equipment & Products – 3.1%
37,000	Advanced Micro Devices, Inc.	511,340
61,800	Microsemi Corp.	1,428,198

		1,939,538

Software – 0.0%
100	Transaction Systems Architects, Inc.	3,173

Specialty Retail – 2.8%
44,200	Chico’s FAS, Inc.	1,165,112
11,200	Tiffany & Co.	534,128
1,100	Tractor Supply Co.	56,914

		1,756,154

Textiles & Apparel – 0.1%
900	Volcom, Inc.	37,809

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – Short – (continued)

Wireless Telecommunication Services – 0.3%
7,100	SBA Communications Corp.	$208,883

TOTAL COMMON STOCKS – SHORT
(Proceeds received $20,384,988)		$21,131,708

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
 *  Non-income producing security.

(a)	All or a portion of security is pledged as collateral for short sales.

(b)	Joint repurchase agreement was entered into on April 30, 2007. Additional information appears below.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At April 30, 2007, the following futures contracts were open:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	49	June 2007	$3,646,580	$5,995

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2007, the Fund had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Structured U.S. Equity Flex	$1,100,000

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,500,000,000	5.24%	05/01/07	$1,500,218,333

Barclays Capital PLC	1,250,000,000	5.24	05/01/07	1,250,181,944

Bear Stearns	750,000,000	5.25	05/01/07	750,109,375

Citigroup Global Markets, Inc.	1,050,000,000	5.24	05/01/07	1,050,152,833

Credit Suisse First Boston LLC	500,000,000	5.25	05/01/07	500,072,917

Deutsche Bank Securities, Inc.	950,000,000	5.24	05/01/07	950,138,278

Greenwich Capital Markets	550,000,000	5.25	05/01/07	550,080,208

UBS Securities LLC	1,850,000,000	5.24	05/01/07	1,850,269,278

Wachovia Bank	250,000,000	5.24	05/01/07	250,036,389

TOTAL	$8,650,000,000			$8,651,259,556

At April 30, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Mortgage Association, 2.700% to 10.500%, due 05/01/07 to 04/01/47; Federal National Mortgage Association, 3.375% to 9.000%, due 05/15/07 to 05/01/47; Government National Mortgage Association, 4.500% to 9.000%, due 07/15/09 to 04/20/37. The aggregate market value of the collateral, including accrued interest, was $8,849,763,665.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments
April 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 79.9%

Australia – 6.7%
3,662	AMP Ltd. (Insurance)	$32,502
5,285	Ansell Ltd. (Healthcare Equipment & Supplies)	48,781
120,497	APN News & Media Ltd. (Media)	600,378
41,940	AXA Asia Pacific Holdings Ltd. (Insurance)	255,524
42,435	BHP Billiton Ltd. (Metals & Mining)	1,036,023
101,856	BlueScope Steel Ltd. (Metals & Mining)	1,011,323
14,052	Caltex Australia Ltd. (Oil & Gas)	281,550
6,161	Centro Properties Group (Real Estate)	47,672
44,457	Coca-Cola Amatil Ltd. (Beverages)	349,284
7,647	Coles Myer Ltd. (Food & Drug Retailing)	109,127
6,255	Commonwealth Bank of Australia (Banks)	272,756
185,164	Commonwealth Property Office Fund (Real Estate)	220,905
8,255	CSL Ltd. (Pharmaceuticals)	594,622
39,973	David Jones Ltd. (Multiline Retail)	164,084
16,301	Downer EDI Ltd. (Commercial Services & Supplies)	100,920
23,750	Flight Centre Ltd. (Hotels, Restaurants & Leisure)	320,056
27,998	GPT Group (Real Estate)	114,672
12,239	Incitec Pivot Ltd. (Chemicals)	493,496
226,415	Insurance Australia Group Ltd. (Insurance)	1,119,222
81,295	Investa Property Group (Real Estate)	179,491
13,076	Jubilee Mines NL (Metals & Mining)	183,463
6,618	Leighton Holdings Ltd. (Construction & Engineering)	190,493
22,872	Lend Lease Corp., Ltd. (Real Estate)	376,848
298,388	Macquarie Communications Infrastructure Group (Transportation Infrastructure)	935,119
25,233	Minara Resources Ltd. (Metals & Mining)	154,029
38,290	Mirvac Group (Real Estate)	166,255
8,269	National Australia Bank Ltd. (Banks)	293,734
664	Orica Ltd. (Chemicals)	17,278
44,497	Origin Energy Ltd. (Oil & Gas)	335,212
7,958	Qantas Airways Ltd. (Airlines)	34,959
55,162	QBE Insurance Group Ltd. (Insurance)	1,398,864
17,112	Seek Ltd. (Internet Software & Services)	104,649
25,324	Stockland (Real Estate)	180,317
1,863	Symbion Health Ltd. (Pharmaceutical)	6,300
99,844	Telstra Corp., Ltd. (Diversified Telecommunications)	385,716
5,755	West Australian Newspapers Holdings Ltd. (Media)	79,505
5,051	Westfield Group (Real Estate)	87,455
266	Woodside Petroleum Ltd. (Oil & Gas)	8,649
33,008	Woolworths Ltd. (Food & Drug Retailing)	773,091
570	WorleyParsons Ltd. (Energy Equipment & Services)	12,945

		13,077,269

Austria – 0.4%
1,308	Immofinanz Immobilien Anlagen AG* (Real Estate)	21,261
121	Mayr-Melnhof Karton AG (Containers & Packaging)	28,322
12,070	Voestalpine AG (Metals & Mining)	810,775

		860,358

Belgium – 1.1%
13	Banque Nationale de Belgique (Regional Banks)	63,739
5	Cofinimmo (Real Estate)	1,025
165	Colruyt SA (Food & Drug Retailing)	38,893
7,354	Delhaize Group (Food & Drug Retailing)	706,076
11,638	Omega Pharma SA (Healthcare Equipment & Supplies)	941,321
1,807	Solvay SA (Chemicals)	286,081
414	UCB SA (Pharmaceuticals)	24,678

		2,061,813

Denmark – 1.1%
1,750	Alk-Abello A/S (Pharmaceuticals)	342,455
375	Carlsberg A/S Class B (Beverages)	42,000
9,500	Danske Bank A/S (Banks)	443,633
2,300	H. Lundbeck A/S (Pharmaceuticals)	55,357
1,550	Novo Nordisk A/S (Pharmaceuticals)	152,169
19,200	Sydbank A/S (Regional Banks)	1,075,809

		2,111,423

Finland – 1.3%
5,698	Cargotec Corp. (Commercial Services & Supplies)	352,494
1,400	Kesko Oyj Series B (Food & Drug Retailing)	97,129
59,493	Nokia Oyj (Communications Equipment)	1,500,771

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

Finland – (continued)
1,696	Outotec Oyj (Construction & Engineering)	$72,864
12,515	TietoEnator Oyj (IT Consulting & Services)	394,495
1,316	Wartsila Corp. (Machinery)	87,987

		2,505,740

France – 11.7%
75,255	Air France-KLM (Airlines)	3,838,011
1,303	Bacou Dalloz (Commercial Services & Supplies)	181,017
18,005	BNP Paribas (Banks)	2,088,771
1,619	Bongrain SA (Food Products)	177,804
877	Business Objects SA* (Software)	32,825
28,181	Capgemini SA (IT Consulting & Services)	2,131,560
1,110	Christian Dior SA (Textiles)	143,181
897	Groupe Danone (Food Products)	147,485
233	Ipsen SA (Pharmaceuticals)	12,350
7,958	Nexans SA (Electrical Equipment)	1,168,809
355	Pierre & Vacances (Hotels, Restaurants & Leisure)	51,793
11,725	Publicis Groupe (Media)	557,864
9,572	Sanofi-Aventis (Pharmaceuticals)	876,191
13,360	Schneider Electric SA (Electrical Equipment)	1,884,311
474	Societe BIC SA (Commercial Services & Supplies)	34,633
46,495	Sodexho Alliance SA (Hotels, Restaurants & Leisure)	3,685,359
31,182	Total SA (Oil & Gas)	2,298,680
7,106	Valeo SA (Auto Components)	408,275
80,240	Vivendi SA (Media)	3,309,844

		23,028,763

Germany – 9.7%
25,442	BASF AG (Chemicals)	3,035,518
404	Bechtle AG (IT Consulting & Services)	12,476
10,929	Beiersdorf AG (Personal Products)	784,982
4,934	Celesio AG (Pharmaceuticals)	352,319
16,298	Deutsche Bank AG (Banks)	2,499,967
44,285	Deutsche Beteiligungs AG (Capital Markets)	1,567,304
4,219	Deutsche Boerse AG (Diversified Financials)	990,228
47,363	Deutsche Lufthansa AG (Airlines)	1,415,707
295	E.ON AG (Electrical Utilities)	44,126
7,707	Hochtief AG (Construction & Engineering)	809,675
22,849	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	4,058,766
61,421	ThyssenKrupp AG (Metals & Mining)	3,281,260
1,939	Volkswagen AG (Automobiles)	292,947

		19,145,275

Greece – 0.6%
4,316	Babis Vovos International Construction SA (Real Estate)	162,672
797	Coca Cola Hellenic Bottling Co. SA (Beverages)	34,555
11,362	Hellenic Exchanges Holding SA (Diversified Financials)	269,098
967	Hellenic Technodomiki Tev SA (Construction & Engineering)	13,266
22,355	Hellenic Telecommunications Organization SA* (Diversified Telecommunication Services)	642,561
24,006	Technical Olympic SA (Construction & Engineering)	53,514

		1,175,666

Ireland – 0.5%
10,028	Allied Irish Banks PLC (Regional Banks)	302,798
66	Anglo Irish Bank Corp., PLC (Regional Banks)	1,483
21,894	Bank of Ireland (Banks)	469,714
873	DCC PLC (Industrial Conglomerates)	29,371
3,409	Paddy Power PLC (Hotels, Restaurants & Leisure)	94,545
28,393	United Drug PLC (Healthcare Providers & Services)	155,436

		1,053,347

Italy – 4.0%
1,225	Autogrill SpA (Hotels, Restaurants & Leisure)	24,370
5,021	Banco di Desio e della Brianza SpA (Banks)	63,668
770	Benetton Group SpA (Textiles & Apparel)	13,355
10,118	Danieli SpA (Machinery)	269,237
64,434	Enel SpA (Electric Utilities)	732,258
55,866	Eni SpA (Oil & Gas)	1,852,726
6,986	Fiat SpA* (Automobiles)	205,234
50,070	Finmeccanica SpA (Aerospace & Defense)	1,539,192
8,323	Indesit Co. SpA (Home Furnishings)	194,979
80,229	Intesa Sanpaolo (Banks)	672,243
1,014	Italmobiliare SpA (Diversified Financials)	101,953
864	Italmobiliare SpA (Construction Materials)	110,904

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Italy – (continued)
38,438	Navigazione Montanari SpA (Marine)	$230,221
183,242	UniCredito Italiano SpA (Banks)	1,882,688

		7,893,028

Japan – 23.6%
2,100	Aisin Seiki Co., Ltd. (Auto Components)	69,049
29,000	Aloka Co., Ltd. (Healthcare Equipment & Supplies)	338,123
128,000	AMADA Co., Ltd. (Machinery)	1,429,294
23,000	Aoyama Trading Co., Ltd. (Specialty Retail)	703,266
3,300	Arcs Co., Ltd. (Food & Staples Retailing)	44,607
5,100	ARRK Corp. (Commercial Services & Supplies)	59,412
260,000	Asahi Kasei Corp. (Chemicals)	1,838,544
10,200	Autobacs Seven Co., Ltd. (Specialty Retail)	353,496
8,000	Bando Chemical Industries Ltd. (Machinery)	40,950
15,500	Canon Marketing Japan, Inc. (Office Electronics)	301,648
45,600	Canon, Inc. (Office Electronics)	2,558,356
89,000	Central Glass Co., Ltd. (Building Products)	620,510
600	Coca-Cola West Holding Co., Ltd. (Beverages)	13,085
42,700	CSK Holdings Corp. (IT Consulting & Services)	1,649,751
19,000	Dainippon Screen MFG. Co., Ltd. (Electronic Equipment & Instruments)	159,909
24,500	Daiwasystem Co., Ltd. (Real Estate)	595,544
6,900	Diamond Lease Co., Ltd. (Commercial Services & Supplies)	295,071
3,500	Duskin Co., Ltd. (Specialty Retail)	59,756
44,100	Elpida Memory, Inc.* (Computers & Peripherals)	1,858,037
300	Fuji Soft, Inc. (Software)	8,619
19,900	FUJIFILM Holdings Corp. (Leisure Equipment & Products)	819,730
39,000	Fujikura Ltd. (Electrical Equipment)	250,329
48,600	Fuyo General Lease Co., Ltd. (Diversified Financials)	1,545,944
800	Glory Ltd. (Machinery)	15,933
26,000	Gunze Ltd. (Textiles & Apparel)	147,618
10,000	Hankyu Department Stores, Inc. (Multiline Retail)	88,776
14,000	Hino Motors Ltd. (Machinery)	77,094
28,000	Hitachi Cable Ltd. (Electrical Equipment)	163,612
1,200	Hitachi Information Systems Ltd. (IT Consulting & Services)	26,169
270,000	Hitachi Ltd. (Electronic Equipment & Instruments)	2,050,597
71,200	Honda Motor Co., Ltd. (Automobiles)	2,445,448
7,200	Itochu-Shokuhin Co., Ltd. (Food & Drug Retailing)	232,929
3,900	Itoki Corp. (Commercial Services & Supplies)	33,017
21	Japan Tobacco, Inc. (Tobacco)	102,570
23,600	JFE Holdings, Inc. (Metals & Mining)	1,297,243
8,700	JSP Corp. (Miscellaneous Manufacturing)	98,415
48,000	Kamigumi Co., Ltd. (Marine)	420,660
70,000	Kato Works Co., Ltd. (Machinery)	355,713
29,000	Kawasaki Kisen Kaisha Ltd. (Marine)	314,963
26,000	Komori Corp. (Machinery)	600,487
200	Kyocera Corp. (Electronic Equipment & Instruments)	19,438
12,000	Kyowa Hakko Kogyo Co., Ltd. (Pharmaceuticals)	112,068
58,100	Leopalace21 Corp. (Real Estate)	1,904,896
59,000	Matsushita Electric Industrial Co., Ltd. (Household Durables)	1,137,646
27,000	Matsushita Electric Works Ltd. (Electrical Equipment)	305,403
56,000	Mitsubishi Heavy Industries Ltd. (Machinery)	344,680
8,200	Mitsubishi Pencil Co., Ltd. (Commercial Services & Supplies)	137,443
61	Mitsubishi UFJ Financial Group, Inc. (Banks)	634,528
16,000	Mitsui Chemicals, Inc. (Chemicals)	132,780
5,500	Nikko Cordial Corp. (Diversified Financials)	79,106
9,000	Nippo Corp. (Construction & Engineering)	70,793
193,000	Nippon Express Co., Ltd. (Road & Rail)	1,194,737
4,000	Nippon Konpo Unyu Soko Co., Ltd. (Transportation)	56,313
70,000	Nippon Mining Holdings, Inc. (Oil & Gas)	562,171
248,000	Nippon Oil Corp. (Oil & Gas)	1,904,435
2,000	Nippon Sheet Glass Co., Ltd. (Building Products)	10,557
203,000	Nippon Steel Corp. (Metals & Mining)	1,309,678
371	Nippon Telegraph & Telephone Corp. (Diversified Telecommunications)	1,842,024

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
38,000	Nisshin Steel Co., Ltd. (Metals & Mining)	$153,326
56,900	Nomura Holdings, Inc. (Diversified Financials)	1,087,426
1,000	Nomura Research Institute Ltd. (IT Consulting & Services)	26,731
47,000	Obayashi Corp. (Construction & Engineering)	296,214
2,400	Oiles Corp. (Machinery)	51,537
4,000	Onoken Co., Ltd. (Machinery)	59,667
16	Pacific Management Corp. (Diversified Financials)	32,019
280	Resona Holdings, Inc. (Banks)	631,901
25,000	Ricoh Co., Ltd. (Office Electronics)	548,706
7,000	Ryobi Ltd. (Machinery)	51,708
700	Sanshin Electronics Co., Ltd. (Electronic Equipment & Instruments)	8,449
21,000	Sekisui Chemical Co., Ltd. (Household Durables)	162,938
9,200	Shimachu Co., Ltd. (Specialty Retail)	249,556
15,000	Shinko Securities Co., Ltd. (Diversified Financials)	68,038
77,000	Sompo Japan Insurance, Inc. (Insurance)	940,408
4,700	Sony Corp. (Household Durables)	249,932
800	Suzuken Co., Ltd. (Healthcare Providers & Services)	28,064
4,200	Taiho Kogyo Co., Ltd. (Machinery)	59,209
11,700	Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	758,480
30,000	Takihyo Co., Ltd. (Pharmaceuticals)	151,698
57,000	Tanabe Seiyaku Co., Ltd. (Pharmaceuticals)	737,518
2,800	TDK Corp. (Electronic Equipment & Instruments)	241,475
202,000	The Nishi Nippon City Bank Ltd. (Banks)	868,241
28,100	The Tokyo Electric Power Co., Inc. (Electrical Utilities)	933,924
3,400	Tokyu Community Corp. (Real Estate)	94,744
40,000	Toshiba Corp. (Computers & Peripherals)	297,854
10,000	Toshiba TEC Corp. (Office Electronics)	58,872
66,000	Towa Real Estate Development Co., Ltd. (Real Estate)	311,668
6,100	Toyota Motor Corp. (Automobiles)	370,508
5,000	Uchida Yoko Co., Ltd. (Commercial Services & Supplies)	22,521
51,000	UNY Co., Ltd. (Multiline Retail)	609,894
4	West Japan Railway Co. (Road & Rail)	18,101
4,300	Yamaha Corp. (Leisure Equipment & Products)	99,433
9,700	Yamato Kogyo Co., Ltd. (Metals & Mining)	318,386

		46,442,116

Liechtenstein – 0.0%
47	Liechtensteinische Landesbank AG (Regional Banks)	48,388

Netherlands – 4.6%
11,690	Aegon NV (Insurance)	241,272
3,974	ASM International NV* (Semiconductors)	97,003
17,361	Hunter Douglas NV (Household Durables)	1,570,482
11,085	Koninklijke (Royal) KPN NV (Diversified Telecommunications)	188,204
9,308	Nutreco Holding NV (Food Products)	688,425
79,541	Oce NV (Office Electronics)	1,497,561
7,472	OPG Groep NV (Health Care Providers & Services)	271,461
133	Rodamco Europe NV (Real Estate)	19,587
147,245	Unilever NV (Food Products)	4,493,481

		9,067,476

New Zealand – 0.3%
43,120	Contact Energy Ltd. (Electric Utilities)	290,554
11,563	Fletcher Building Ltd. (Construction Materials)	97,500
33,191	The Warehouse Group Ltd. (Multiline Retail)	171,074

		559,128

Norway – 1.5%
11,000	Hafslund ASA (Electric Utilities)	269,550
17,910	Norsk Hydro ASA (Oil & Gas)	617,327
18,200	Orkla ASA (Food & Household Products)	290,133
1,850	Petroleum Geo-Services ASA* (Oil & Gas)	50,602
42,300	Statoil ASA (Oil & Gas)	1,183,828
27,000	Tandberg ASA (Electronic Equipment & Instruments)	570,556

		2,981,996

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Portugal – 0.4%
38,262	Banco Espirito Santo SA (Regional Banks)	$767,538
29,418	Sonae SGPS SA (Industrial Conglomerates)	79,972

		847,510

Spain – 3.5%
2,903	Acerinox SA (Metals & Mining)	68,538
46,640	Banco Santander Central Hispano SA (Banks)	839,507
5,503	Compania Espanola de Petroleos SA (Oil & Gas)	491,977
7,653	Endesa SA (Electric Utilities)	418,090
59,890	Gas Natural SDG SA (Gas Utilities)	3,012,986
10,143	Iberia Lineas Aereas de Espana SA (Airlines)	52,157
16,596	Prosegur Cia de Seguridad SA (Commercial Services)	619,718
30,867	Repsol YPF SA (Oil & Gas)	1,016,933
5,414	Union Fenosa SA (Electric Utilities)	295,827

		6,815,733

Sweden – 2.9%
54,000	Electrolux AB Series B (Home Furnishings)	1,403,790
2,000	L E Lundbergforetagen AB (Real Estate)	137,516
1,800	Nordea Bank AB (Banks)	31,125
334,500	TeliaSonera AB (Diversified Telecommunication Services)	2,707,213
38,250	Volvo AB (Machinery)	758,792
7,650	Volvo AB* (Auto Manufacturers)	28,545
26,000	Volvo AB Series B (Machinery)	510,295
5,200	Volvo AB Series B* (Auto Manufacturers)	19,403

		5,596,679

Switzerland – 5.6%
379	Actelion Ltd.* (Pharmaceuticals)	90,044
6,655	Adecco SA (Commercial Services & Supplies)	457,591
1,161	Bachem Holding AG (Biotechnology)	97,054
37,551	Credit Suisse Group (Capital Markets)	2,947,107
4	Daetwyler Holding AG (Industrial Conglomerates)	27,075
66	Elektrizitaets-Gesellschaft Laufenburg AG (Electric Utilities)	81,388
682	Galenica Holding AG (Healthcare Providers & Services)	238,650
2,195	Huber & Suhner AG (Electrical Equipment)	518,164
314	Intershop Holding AG (Real Estate)	82,066
2,001	Nestle SA (Food Products)	792,132
606	Phoenix Mecano AG (Electronic Equipment & Instruments)	283,571
7,393	PSP Swiss Property AG* (Real Estate)	442,010
2,014	Roche Holding AG (Pharmaceuticals)	379,250
370	Swatch Group AG (Textiles & Apparel)	21,512
161	Valora Holding AG (Specialty Retail)	46,562
733	Verwaltungs- und Privat-Bank AG (Banks)	190,064
15,033	Zurich Financial Services AG (Insurance)	4,362,129

		11,056,369

United Kingdom – 0.4%
61,569	BP PLC (Oil, Gas & Consumable Fuels)	690,726
18,470	Greencore Group PLC (Food Products)	115,290

		806,016

TOTAL COMMON STOCKS
(Cost $143,436,484)		$157,134,093

Shares	Description	Value
Preferred Stocks – 1.5%

Germany – 1.5%
4,338	Draegerwerk AG (Health Care Equipment & Services)	$416,620
24,956	Volkswagen AG (Automobiles)	2,525,614

		2,942,234

TOTAL PREFERRED STOCKS
(Cost $2,800,894)		$2,942,234

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.2%

State Street Bank & Trust Euro – Time Deposit
$4,469,000	4.850%	05/01/07	$4,469,000
(Cost $4,469,000)

TOTAL INVESTMENTS – 83.6%
(Cost $150,706,378)			$164,545,327

OTHER ASSETS IN EXCESS OF LIABILITIES – 16.4%			32,171,077

NET ASSETS – 100.0%			$196,716,404

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

As of
4/30/2007

Investments Industry Classifications†

Aerospace & Defense	0.8%
Airlines	2.7
Auto Components	0.2
Automobiles	3.0
Banks	7.2
Beverages	0.2
Building Products	0.3
Capital Markets	2.3
Chemicals	2.9
Commercial Services & Supplies	1.2
Communications Equipment	0.8
Computers & Peripherals	1.1
Construction & Engineering	0.8
Construction Materials	0.1
Diversified Financials	2.1
Diversified Telecommunications	2.9
Electric Utilities	1.5
Electrical Equipment	2.2
Electronic Equipment & Instruments	1.7
Food & Drug Retailing	1.0
Food & Household Products	0.1
Food Products	3.3
Gas Utilities	1.5
Healthcare Equipment & Supplies	0.9
Healthcare Providers & Services	0.3
Home Furnishings	0.8
Hotels, Restaurants & Leisure	2.1
Household Durables	1.6
Industrial Conglomerates	0.1
Insurance	6.3
Internet Software & Services	0.1
IT Consulting & Services	2.2
Leisure Equipment & Products	0.5
Machinery	2.4
Marine	0.5
Media	2.3
Metals & Mining	5.0
Miscellaneous Manufacturing	0.1
Multiline Retail	0.5
Office Electronics	2.5
Oil & Gas	5.4
Oil, Gas & Consumable Fuels	0.4
Personal Products	0.4
Pharmaceutical	2.4
Real Estate	2.6
Road & Rail	0.6
Short-term Obligations	2.2
Specialty Retail	0.7
Textiles	0.1
Textiles & Apparel	0.1
Tobacco	0.1
Transportation Infrastructure	0.5

TOTAL INVESTMENTS	83.6%

The percentage shown for each industry category does not reflect the value of the total return swap contract.

†	Industry concentrations greater than one-tenth of one percent are disclosed
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2007 (Unaudited)

			Unrealized
	Notional	Current	Gain
	Value	Value	(Loss)
Total Return Swap Long Positions

Bermuda – 0.9%
Aquarius Platinum Ltd.	$488,021	$481,993	$(6,028)

France – 1.1%
Total SA	651,937	645,108	(6,829)

Germany – 1.2%
Infineon Technologies AG	700,482	693,158	(7,324)

Japan – 1.3%
Taisei Corp.	162,935	162,065	(870)
TDK Corp.	554,407	551,942	(2,465)

			(3,335)

Norway – 3.6%
Orkla ASA	2,030,261	2,005,427	(24,834)

Sweden – 2.1%
Kinnevik Investment AB	410,780	405,351	(5,429)
Skandinaviska Enskilda Banken AB	789,031	780,063	(8,968)

			(14,397)

Switzerland – 0.6%
Kudelski SA	113,420	112,177	(1,243)
Straumann Holding AG	240,484	238,585	(1,899)

			(3,142)

United Kingdom – 89.2%
3i Group PLC	1,999,522	1,980,276	(19,246)
Amvescap PLC	212,783	210,919	(1,864)
AstraZeneca PLC	2,939,271	2,912,731	(26,540)
Barclays PLC	1,237,160	1,225,703	(11,457)
BHP Billiton PLC	2,486,805	2,457,180	(29,625)
BP PLC	2,236,482	2,215,102	(21,380)
Brit Insurance Holdings PLC	819,847	811,433	(8,414)
British Airways PLC	1,945,250	1,921,313	(23,937)
Caledonia Investments PLC	213,007	211,355	(1,652)
Centrica PLC	287,238	284,801	(2,437)
Close Brothers Group PLC	31,108	30,760	(348)
Compass Group PLC	2,191,132	2,170,504	(20,628)
Computacenter PLC	572,293	567,878	(4,415)
Cookson Group PLC	1,955,498	1,938,641	(16,857)
Daily Mail and General Trust	2,008,153	1,986,809	(21,344)
Enterprise Inns PLC	798,213	791,926	(6,287)
GlaxoSmithKline PLC	42,316	42,054	(262)
Hanson PLC	2,149,125	2,126,056	(23,069)
HBOS PLC	2,042,935	2,021,022	(21,913)
HSBC Holdings PLC	619,531	614,979	(4,552)
Hunting PLC	37,962	37,648	(314)
Intermediate Capital Group PLC	257,189	254,738	(2,451)
Keller Group PLC	1,020,694	1,014,781	(5,913)
Legal & General Group PLC	1,044,448	1,033,715	(10,733)
Misys PLC	765,256	756,484	(8,772)
Next PLC	2,080,855	2,062,882	(17,973)
Petrofac Ltd.	41,988	41,364	(624)
Premier Farnell PLC	53,661	53,097	(564)
Robert Wiseman Dairies PLC	138,458	138,229	(229)
ROK PLC	25,903	25,838	(65)
Rolls Royce Group Series B	—	611	611
Rolls-Royce Group PLC	45,443	45,049	(394)
Royal & Sun Alliance Insurance Group PLC	1,580,635	1,568,552	(12,083)
Royal Bank of Scotland Group PLC	3,312,557	3,280,957	(31,600)
Royal Dutch Shell PLC	2,023,160	2,004,852	(18,308)
Royal Dutch Shell PLC Series B	1,645,904	1,630,270	(15,634)
Scottish and Southern Energy PLC	1,445,948	1,435,838	(10,110)
Tesco PLC	1,097,337	1,089,272	(8,065)
Travis Perkins PLC	248,641	246,421	(2,220)
Unilever PLC	2,436,680	2,415,051	(21,629)
Vodafone Group PLC	2,747,009	2,718,990	(28,019)
Whitbread PLC	94,034	93,127	(907)
William Hill PLC	31,877	31,526	(351)
William Morrison Supermarkets PLC	1,873,446	1,858,345	(15,101)

			(477,675)

TOTAL LONG POSITIONS OF TOTAL RETURN SWAP	$56,978,512	$56,434,948	$(543,564)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

			Unrealized
	Notional	Current	Gain
	Value	Value	(Loss)
Total Return Swap Short Positions

Australia – 6.3%
Aristocrat Leisure Ltd.	$(368,193)	$(367,439)	$754
AWB Ltd.	(33,131)	(33,181)	(50)
DUET Group	(115,499)	(115,410)	89
Energy Resources of Australia Ltd.	(83,286)	(82,846)	440
Futuris Corp., Ltd.	(46,339)	(46,293)	46
Iluka Resources Ltd.	(172,729)	(172,782)	(53)
Lihir Gold – Rights	—	(12,964)	(12,964)
Lihir Gold Ltd.	(169,768)	(169,752)	16
Macquarie Communications Infrastructure Group	(745,313)	(746,016)	(703)
Metcash Ltd.	(573,204)	(573,259)	(55)
Newcrest Mining Ltd.	(329,843)	(330,918)	(1,075)
Nufarm Ltd.	(72,022)	(72,013)	9
Sonic Healthcare Ltd.	(142,412)	(142,344)	68
Transurban Group	(205,216)	(205,521)	(305)
United Group Ltd.	(428,312)	(427,515)	797

			(12,986)

Austria – 0.2%
RHI AG	(88,218)	(87,646)	572

Belgium – 0.3%
Umicore	(193,835)	(192,130)	1,705

Bermuda – 0.1%
Benfield Group Ltd.	(55,171)	(54,425)	746

Denmark – 1.0%
DSV A/S	(581,813)	(574,489)	7,324

Finland – 0.2%
Fortum Oyj	(106,370)	(105,361)	1,009
Stockmann Oyj Abp	(10,694)	(10,664)	30

			1,039

France – 11.4%
Alcatel-Lucent	(594,160)	(591,978)	2,182
April Group	(528,377)	(525,322)	3,055
Areva	(445,604)	(441,753)	3,851
Compagnie Generale de Geophysique-Veritas	(73,774)	(72,882)	892
Imerys SA	(59,389)	(59,105)	284
Neuf Cegetel	(345,093)	(341,835)	3,258
Pernod Ricard SA	(1,028,388)	(1,021,243)	7,145
Safran SA	(198,229)	(196,668)	1,561
Silicon-on-Insulator Technologies	(358,907)	(353,423)	5,484
Societe Immobiliere de Location pour l’Industrie et le Commerce	(21,122)	(21,007)	115
Vallourec SA	(1,545,214)	(1,522,976)	22,238
Zodiac SA	(1,238,417)	(1,230,065)	8,352

			58,417

Germany – 16.1%
Adidas AG	(137,125)	(135,989)	1,136
Continental AG	(3,695,483)	(3,669,350)	26,133
DIC Asset AG	(1,590,004)	(1,569,172)	20,832
Grenkeleasing AG	(139,948)	(139,325)	623
Pfleiderer AG	(1,430,332)	(1,418,711)	11,621
Puma AG Rudolf Dassler Sport	(1,111,289)	(1,101,302)	9,987
SAP AG	(702,351)	(696,177)	6,174
Solarworld AG	(253,395)	(248,694)	4,701

			81,207

Italy – 1.9%
Actelios SpA	(15,004)	(14,902)	102
Banca Italease	(269,240)	(265,844)	3,396
Digital Multimedia Technologies SpA	(394,335)	(390,253)	4,082
Fastweb	(382,392)	(380,084)	2,308
Mediobanca SpA	(21,179)	(20,994)	185

			10,073

Japan – 22.3%
A&D Co., Ltd.	(736,178)	(733,243)	2,935
Acom Co., Ltd.	(3,617)	(3,610)	7
Advantest Corp.	(1,403,307)	(1,389,767)	13,540
Daido Steel Co., Ltd.	(46,513)	(46,100)	413
Dowa Holdings Co., Ltd.	—	(12,327)	(12,327)
Hirose Electric Co., Ltd.	(85,431)	(85,049)	382
Horiba Ltd.	(341,826)	(340,502)	1,324
Japan Securities Finance Co., Ltd.	(169,985)	(169,123)	862
Keihanshin Real Estate Co., Ltd.	(42,503)	(41,902)	601
Keyence Corp.	(44,641)	(44,458)	183
Kintetsu Corp.	(233,267)	(232,794)	473
Meitec Corp.	(1,358,752)	(1,356,905)	1,847
Misawa Homes Holdings, Inc.	(180,210)	(178,865)	1,345
MISUMI Group, Inc.	(1,416,198)	(1,408,070)	8,128
Modec, Inc.	(681,096)	(677,910)	3,186
NIDEC Corp.	(971,348)	(965,254)	6,094
Nippon Electric Glass Co., Ltd.	(77,625)	(77,016)	609
Nissan Chemical Industries Ltd.	(239,102)	(237,892)	1,210
Nitto Denko Corp.	(444,407)	(441,345)	3,062
Promise Co., Ltd.	(511,148)	(509,856)	1,292
Ryohin Keikaku Co., Ltd.	(89,416)	(89,097)	319
Shimamura Co., Ltd.	(10,943)	(10,905)	38

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2007 (Unaudited)

			Unrealized
	Notional	Current	Gain
	Value	Value	(Loss)
Total Return Swap Short Positions – (continued)

Japan – (continued)
Shimano, Inc.	$(29,622)	$(29,539)	$83
Sysmex Corp.	(756,996)	(754,776)	2,220
Takata Corp.	(44,207)	(43,887)	320
The Japan General Estate Co., Ltd.	(70,170)	(69,882)	288
Tobu Railway Co., Ltd.	(110,066)	(109,745)	321
TOC Co., Ltd.	(791,604)	(786,907)	4,697
Tokuyama Corp.	(30,323)	(29,985)	338
Tokyo Seimitsu Co., Ltd.	(985,808)	(977,788)	8,020
Yahoo Japan Corp.	(297,475)	(295,622)	1,853
Zeon Corp.	(289,568)	(288,239)	1,329

			54,992

Luxembourg – 0.2%
Gagfah SA	(121,296)	(120,223)	1,073

Netherlands – 6.3%
Aalberts Industries NV	(308,552)	(306,313)	2,239
James Hardie Industries NV	(162,983)	(162,389)	594
Koninklijke Ten Cate NV	(551,442)	(547,680)	3,762
Royal Numico NV	(2,502,999)	(2,485,945)	17,054

			23,649

Norway – 6.0%
Ability Group ASA	(86,422)	(85,383)	1,039
Awilco Offshore ASA	(465,820)	(455,977)	9,843
Fred Olsen Energy ASA	(1,757,077)	(1,725,065)	32,012
Ocean Rig ASA	(1,076,751)	(1,061,938)	14,813
Prosafe ASA	(32,795)	(32,264)	531

			58,238

Sweden – 4.2%
Assa Abloy AB	(13,578)	(13,425)	153
Atlas Copco AB	(184,980)	(182,215)	2,765
Hexagon AB Series B	(1,150,998)	(1,139,125)	11,873
Hoganas AB Series B	(129,743)	(129,262)	481
Saab AB	(220,693)	(219,341)	1,352
Securitas Direct AB	(345,048)	(342,424)	2,624
Securitas Systems AB	(337,945)	(334,510)	3,435

			22,683

Switzerland – 0.5%
Kuehne & Nagel International AG	(270,263)	(268,058)	2,205

United Kingdom – 23.0%
Aberdeen Asset Management PLC	(127,390)	(125,907)	1,483
AMEC PLC	(998,818)	(984,567)	14,251
ARM Holdings PLC	(651,932)	(643,826)	8,106
Cadbury Schweppes PLC	(1,599,253)	(1,584,976)	14,277
Cairn Energy PLC	(1,492,002)	(1,475,507)	16,495
Croda International PLC	(893,216)	(885,480)	7,736
CSR PLC	(122,904)	(121,500)	1,404
Derwent London PLC	(310,638)	(308,035)	2,603
Experian Group Ltd.	(610,178)	(605,414)	4,764
Findel PLC	(15,789)	(15,707)	82
HMV Group PLC	(183,884)	(181,460)	2,424
ICAP PLC	(1,704,159)	(1,686,385)	17,774
Inmarsat PLC	(175,175)	(173,119)	2,056
Ladbrokes PLC	(920,311)	(910,111)	10,200
Lonmin PLC	(1,661,962)	(1,637,991)	23,971
Northgate PLC	(128,893)	(127,429)	1,464
Northumbrian Water Group PLC	(3,229)	(3,191)	38
Persimmon PLC	(41,415)	(41,049)	366
Standard Life PLC	(6,262)	(6,214)	48
VT Group PLC	(225,518)	(223,526)	1,992
Yell Group PLC	(1,084,223)	(1,072,807)	11,416

			142,950

TOTAL SHORT POSITIONS OF TOTAL RETURN SWAP	$(56,270,007)	$(55,816,120)	$453,887

TOTAL LONG AND SHORT POSITIONS OF TOTAL RETURN SWAP			$(89,677)

NET FINANCING			$46,039
CORPORATE ACTIONS			$107,629

NET SWAP CONTRACT			$63,991

The percentage shown for each investment category reflects the current value of investments in that category as a percentage of the total current swap value.

Morgan Stanley acts as the counterparty for the Fund’s swap contract. Termination date for this contract is August 6, 2009.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At April 30, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long	Month	Value	Gain (Loss)

DJ Euro Stoxx 50 Index	229	June 2007	$13,565,829	$88,142
FTSE 100 Index	46	June 2007	5,949,208	17,023
Hang Seng Index	41	May 2007	5,266,254	(133,105)
Share Price 200 Index	16	June 2007	2,051,127	(14,556)
Topix Index	35	June 2007	4,979,705	(39,528)

$31,812,123	$(82,024)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

		Structured
	Structured U.S.	International
	Equity Flex Fund	Equity Flex Fund

Assets:

Investments in securities, at value (identified cost $78,150,968 and $150,706,378, respectively)	$81,745,080	$164,545,327
Cash	37,655	—
Foreign currencies, at value (identified cost $0 and $19,642,198, respectively)	—	19,666,368
Receivables:
Fund shares sold	2,493,850	10,052,063
Due from brokers(a)	255,400	2,683,951
Dividends and interest receivable, at value	18,952	622,235
Investment securities sold, at value	—	280,456
Reimbursement from adviser	—	212,510
Deferred offering costs	86,105	99,346
Swap contract, at value	—	63,991
Foreign tax reclaims, at value	—	62,442
Other assets	734	9,136

Total assets	84,637,776	198,297,825

Liabilities:

Due to custodian	—	599,337
Payables:
Investments sold short, at value (proceeds received $20,384,988)	21,131,706	—
Fund shares repurchased	132,548	307,293
Amounts owed to affiliates	187,145	206,884
Dividends for securities sold short	56,504	—
Investment securities purchased, at value	—	368,306
Due to broker-variation margin	33,536	—
Accrued expenses and other liabilities	57,994	99,601

Total liabilities	21,599,433	1,581,421

Net Assets:

Paid-in capital	61,114,987	177,742,821
Accumulated undistributed (distributions in excess of) net investment income (loss)	(126,723)	868,651
Accumulated net realized gain (loss) on investments, securities sold short, futures, swap contract and foreign currency related transactions	(803,310)	4,261,473
Net unrealized gain on investments, securities sold short, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	2,853,389	13,843,459

NET ASSETS	$63,038,343	$196,716,404

Net Assets:
Class A	$48,434,580	$149,259,826
Class C	214,196	1,373,762
Institutional	14,389,567	46,082,816

Shares Outstanding:
Class A	4,600,989	12,015,839
Class C	20,417	111,053
Institutional	1,364,942	3,698,024

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	5,986,348	15,824,916

Net asset value, offering and redemption price per share:(b)
Class A	$10.53	$12.42
Class C	10.49	12.37
Institutional	10.54	12.46

(a)	Includes $255,400 for the Structured U.S. Equity Flex Fund and $1,675,750 for the Structured International Equity Flex Fund relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured U.S. Equity Flex and Structured International Equity Flex Funds is $11.14 and $13.14, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Operations
For the Six Months Ended April 30, 2007 (Unaudited)

		Structured
	Structured U.S.	International
	Equity Flex Fund	Equity Flex Fund

Investment income:

Dividends(a)	$390,587	$1,583,462
Interest	25,969	69,358

Total income	416,556	1,652,820

Expenses:

Management fees	250,263	579,889
Amortization of offering costs	111,271	214,437
Distribution and Service fees(b)	43,052	101,189
Custody and accounting fees	33,348	86,836
Transfer Agent fees(a)	35,694	80,839
Professional fees	45,914	43,206
Registration fees	24,115	9,136
Printing fees	3,817	16,406
Trustee fees	9,217	9,217
Dividend expense on short positions	120,323	—
Other	3,391	—

Total expenses	680,405	1,141,155

Less — expense reductions	(217,589)	(347,587)

Net expenses	462,816	793,568

NET INVESTMENT INCOME (LOSS)	(46,260)	859,252

Realized and unrealized gain (loss) on investment, securities sold short, futures, swap contract and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	53,774	3,647,233
Securities sold short	(963,209)	—
Futures transactions	98,544	835,104
Swap contract	—	(295,533)
Foreign currency related transactions	(1,750)	129,001
Net change in unrealized gain (loss) on:
Investments	3,029,311	12,046,111
Futures	15,267	(84,025)
Securities sold short	(356,972)	—
Swap contract	—	129,648
Translation of assets and liabilities denominated in foreign currencies	—	21,015

Net realized and unrealized gain on investment, securities sold short, futures, swap contract and foreign currency related transactions	1,874,965	16,428,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,828,705	$17,287,806

(a)	Foreign taxes withheld on dividends were $231,290 for the Structured International Equity Flex Fund.

(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees

Fund	Class A	Class C	Class A	Class C	Institutional

Structured U.S. Equity Flex	$42,723	$329	$32,469	$63	$3,162
Structured International Equity Flex	99,053	2,136	75,280	406	5,153
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Changes in Net Assets

			Structured International
	Structured U.S. Equity Flex Fund		Equity Flex Fund

	For the	For the Period	For the		For the Period
	Six Months	September 29, 2006	Six Months		July 31, 2006
	Ended	(commencement)	Ended		(commencement)
	April 30, 2007	through	April 30, 2007		through
	(Unaudited)	October 31, 2006	(Unaudited)		October 31, 2006

From operations:

Net investment income (loss)	$(46,260)	$13,199	$859,252		$38,717
Net realized gain (loss) on investment, securities sold short, futures, swap contract and foreign currency related transactions	(812,641)	55,635	4,315,805		105,707
Net change in unrealized gain on investments, securities sold short, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	2,687,606	165,783	12,112,749		1,730,710

Net increase in net assets resulting from operations	1,828,705	234,617	17,287,806		1,875,134

Distributions to shareholders:

From net investment income
Class A Shares	(49,983)	—	—		—
Class C Shares	(10)	—	—		—
Institutional Shares	(46,340)	—	—		—
From net realized gains
Class A Shares	(27,477)	—	(126,934)		—
Class C Shares	(21)	—	(337)		—
Institutional Shares	(18,806)	—	(71,279)		—

Total distributions to shareholders	(142,637)	—	(198,550)		—

From share transactions:

Net proceeds from sales of shares	58,446,346	47,878,508	160,787,984		71,962,645
Reinvestment of dividends and distributions	115,797	—	179,112		—
Cost of shares repurchased	(35,821,600)	(9,501,393)	(35,673,707	) (a)	(19,504,020)

Net increase in net assets resulting from share transactions	22,740,543	38,377,115	125,293,389		52,458,625

TOTAL INCREASE	24,426,611	38,611,732	142,382,645		54,333,759

Net assets:

Beginning of period	38,611,732	—	54,333,759		—

End of period	$63,038,343	$38,611,732	$196,716,404		$54,333,759

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(126,723)	$15,870	$868,651		$9,399

(a)	Net of $53,134 redemption fees remitted to the Structured International Equity Flex Fund.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Statement of Cash Flows
For the Six Months Ended April 30, 2007 (Unaudited)

Cash flows provided (used) by operating activities:

Dividends and interest received	$402,243
Payment of dividends on securities sold short	(66,882)
Operating expenses paid	(75,243)
Net payment for margin on futures contracts	1,335,771
Purchases of long-term investments	(263,626,727)
Proceeds from disposition of long-term investments	234,784,445
Purchases of foreign currency contracts	(5,103,350)
Proceeds from disposition of foreign currency contracts	5,101,600
Purchases to cover securities sold short	(9,264,165)
Proceeds for securities sold short	15,911,652

Net cash used by operating activities	(20,600,656)

Cash flows provided (used) by financing activities:

Net proceeds from sale of shares	56,465,346
Net proceeds from repurchased shares	(35,690,072)
Cash distributions paid	(26,840)

Net cash provided by financing activities	20,748,434

Net increase in cash	147,778
Due to custodian, beginning of period	(110,123)

Cash, end of period	$37,655

Reconciliation of increase in net assets from operations to net cash flows provided (used) by operating activities:

Increase in net assets from operations	$1,828,705

Net increase in cost of investments	(28,896,056)
Net increase in unrealized appreciation/depreciation on investments	(3,029,311)
Net increase in cost of investments sold short	7,610,696
Net increase in unrealized appreciation/depreciation on investments sold short	356,972
Increase in dividends and interest receivable	(14,313)
Increase in dividends sold short	53,441
Decrease in due from broker—variation margin	1,221,960
Decrease in prepaid expenses	61,978
Increase in net accrued expenses	205,272

Total adjustments	(22,429,361)

NET CASH FLOWS USED BY OPERATING ACTIVITIES	$(20,600,656)

A statement of cash flows is required for the Structured U.S. Equity Flex Fund due to the Fund’s use of leverage.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements
April 30, 2007 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Structured U.S. Equity Flex Fund which commenced operations on September 29, 2006 and the Structured International Equity Flex Fund which commenced operations on July 31, 2006 (collectively, the “Funds,” or individually, a “Fund”). Each Fund is a diversified portfolio offering three classes of shares — Class A, Class C and Institutional. Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained. For the Structured International Equity Flex Fund a 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities, including equity securities sold short, and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investments in securities traded on a foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Trust’s Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
     Total return swaps are valued based on the market value of the underlying long and short positions in the swap, valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. Total return swaps are reset monthly with change in market value reflected as realized gain or loss.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is each Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
     Securities sold within a total return swap are reflected as of trade date. Realized gains and losses are calculated using the financing amount which approximates identified cost and are realized on reset date.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Offering Costs — Offering costs paid in connection with the offering of shares of the Funds are amortized on a straight-line basis over 12 months from the date of commencement of operations.
E. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2007 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest, and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
G. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Structured U.S. Equity Flex Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
I. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, short sales, total return swaps, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     As investment companies registered with the SEC, the Funds must segregate liquid assets to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not settle for cash, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do settle for cash, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market net obligations (i.e., the Funds’ daily net liability) under the swaps, if any, rather than their full notional value.
J. Short Sales — Short selling involves leverage of a Fund’s assets and presents various risks. In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a Prime Broker or other counterparty. The Funds may not always be able to borrow the security at a particular time or at an acceptable cost. Thus, there is risk that the Funds may be unable to implement its investment strategy due to the lack of available securities or for other reasons.
     After selling the borrowed security, a Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. A Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value since it was sold, a Fund will be required to pay more for the replacement security than the amount it received from selling the security short. Moreover, purchasing a security to cover a short position can itself cause the price of the security to rise further. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. A Fund’s gain on a short sale, before transactions and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.
     Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund will also incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.
     Until a Fund replaces a borrowed security, a Fund will be required to maintain assets in a segregated account at the custodian as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, a Fund is required to designate, on the books of its custodian, liquid assets (less any additional collateral already held by the custodian) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits a Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
K. Total Return Swap Transactions — The use of total return swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Structured International Equity Flex Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2007 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Transactions in total return swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default by, or bankruptcy of a swap counterparty. Some total return swaps may be complex and valued subjectively. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of equity swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have incurred otherwise.
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the six months ended April 30, 2007, GSAM received a Management Fee on a contractual basis at the following rates:

	Contractual Management Fee

	Up to $2	Over $2	Effective
Fund	billion	billion	Fee

Structured U.S. Equity Flex	1.00%	0.90%	1.00%

Structured International Equity Flex	1.10%	0.99%	1.10%

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management Fees, Distribution and Service fees, Transfer Agency fees and expenses, dividend expenses on short sales, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

3. AGREEMENTS (continued)
     For the six months ended April 30, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Other Expense	Custody	Transfer	Total Expense
Fund	Reimbursement	Fee	Agent Fee	Reductions

Structured U.S. Equity Flex	$165	$3	$—	$168

Structured International Equity Flex	346	1	1	348

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of the Funds’ average daily net assets attributable to Class A and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charge. For the six months ended April 30, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class C

Structured U.S. Equity Flex	$2,000	$—

Structured International Equity Flex	5,000	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A and Class C Shares and 0.04% of the average daily net assets for Institutional Shares.
     At April 30, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured U.S. Equity Flex	$170	$9	$8	$187

Structured International Equity Flex	156	28	23	207

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2007 (Unaudited)
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2007, were as follows:

		Sales and	Securities Sold	Purchases to Cover
Fund	Purchases	Maturities	Short	Securities Sold Short

Structured U.S. Equity Flex	$60,086,727	$32,344,445	$15,911,652	$9,264,165

Structured International Equity Flex	130,160,636	38,377,615	—	—

     For the six months ended April 30, 2007, Goldman Sachs earned approximately $3,200 and $14,200 of brokerage commissions from futures transactions, executed on behalf of the Structured U.S. Equity Flex and Structured International Equity Flex Funds, respectively.
5. TAX INFORMATION
     At April 30, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Structured U.S.	Structured International
	Equity Flex	Equity Flex

Tax Cost	$78,150,968	$150,763,152

Gross unrealized gain	5,208,415	15,654,230
Gross unrealized loss	(1,614,303)	(1,872,055)

Net unrealized security gain	$3,594,112	$13,782,175

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the passive foreign investment company investments, and net mark-to-market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

6. OTHER MATTERS
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its April 30, 2008 semiannual report. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2007 (Unaudited)
7. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Structured U.S. Equity Flex Fund

			For the Period
	For the Six Months		September 29, 2006
	Ended		(Commencement)
	April 30, 2007		through
	(Unaudited)		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,531,139	$36,583,520	1,665,838	$16,738,978
Reinvestment of dividends and distributions	5,148	52,821	—	—
Shares repurchased	(600,102)	(6,157,691)	(1,034)	(10,373)

	2,936,185	30,478,650	1,664,804	16,728,605

Class C Shares
Shares sold	20,417	211,785	1,005	10,053
Reinvestment of dividends and distributions	2	24	—	—
Shares repurchased	(1,007)	(9,997)	—	—

	19,412	201,812	1,005	10,053

Institutional Shares
Shares sold	2,095,062	21,651,041	3,072,508	31,129,477
Reinvestment of dividends and distributions	6,136	62,952	—	—
Shares repurchased	(2,860,612)	(29,653,912)	(948,152)	(9,491,020)

	(759,414)	(7,939,919)	2,124,356	21,638,457

NET INCREASE	2,196,183	$22,740,543	3,790,165	$38,377,115

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

Structured International Equity Flex Fund

		For the Period
For the Six Months		July 31, 2006
Ended		(Commencement)
April 30, 2007		through
(Unaudited)		October 31, 2006

Shares	Dollars	Shares	Dollars

9,892,299	$114,532,613	2,906,251	$29,987,180
9,818	107,013	—	—
(791,150)	(9,335,176)	(1,379)	(14,000)

9,110,967	105,304,450	2,904,872	29,973,180

101,407	1,206,266	10,620	111,012
31	337	—	—
(1,005)	(11,606)	—	—

100,433	1,194,997	10,620	111,012

3,882,935	45,049,105	4,039,482	41,864,453
6,565	71,762	—	—
(2,362,598)	(26,326,925)	(1,868,360)	(19,490,020)

1,526,902	18,793,942	2,171,122	22,374,433

10,738,302	$125,293,389	5,086,614	$52,458,625

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2007 - A	$10.19	$(0.02)	$0.39	$0.37	$(0.02)	$(0.01)	$(0.03)
2007 - C	10.18	(0.07)	0.40	0.33	(0.01)	(0.01)	(0.02)
2007 - Institutional	10.19	0.01	0.38	0.39	(0.03)	(0.01)	(0.04)
FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced September 29, 2006)	10.00	— (b)	0.19	0.19	—	—	—
2006 - C (commenced September 29, 2006)	10.00	— (b)	0.18	0.18	—	—	—
2006 - Institutional (commenced September 29, 2006)	10.00	0.01	0.18	0.19	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

						Ratios assuming no expense reductions
			Ratio of	Ratio of
			net expenses	net expenses
			to average	to average	Ratio of	Ratio of	Ratio of	Ratio of
		Net assets,	net assets	net assets	net investment	total expenses	total expenses	net investment
Net asset		end of	(including dividend	(excluding dividend	income (loss)	(including dividend	(excluding dividend	loss to	Portfolio
value, end	Total	period	expenses for securities	expenses for securities	to average	expenses for securities	expenses for securities	average	turnover
of period	return(c)	(in 000s)	sold short)(d)	sold short)(d)	net assets(d)	sold short)(d)	sold short)(d)	net assets(d)	rate

$10.53	3.63%	$48,435	2.01%	1.50%	(0.39)%	2.73%	2.22%	(1.11)%	84%
10.49	3.20	214	2.92	2.25	(1.48)	3.67	3.00	(2.23)	84
10.54	3.81	14,390	1.50	1.10	0.26	2.69	2.29	(0.93)	84

10.19	1.90	16,962	1.66	1.50	(0.18)	6.40	6.24	(4.92)	28
10.18	1.80	10	2.28	2.25	0.40	7.97	7.94	(5.29)	28
10.19	1.90	21,640	1.24	1.10	1.41	5.84	5.70	(3.19)	28

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	income (loss)(a)	gain	operations	gains

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2007 - A	$10.67	$0.09	$1.69	$1.78	$(0.03)
2007 - C	10.66	0.12	1.62	1.74	(0.03)
2007 - Institutional	10.69	0.10	1.70	1.80	(0.03)
FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced July 31, 2006)	10.00	— (b)	0.67	0.67	—
2006 - C (commenced July 31, 2006)	10.00	(0.02)	0.68	0.66	—
2006 - Institutional (commenced July 31, 2006)	10.00	0.02	0.67	0.69	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.28% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

						Ratios assuming no
						expense reductions?

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	period	to average	to average		to average	to average		turnover
of period	return(c)	(in 000s)	net assets(d)	net assets(d)		net assets(d)	net assets(d)		rate

$12.42	16.68%	$149,260	1.60%	1.58	%(e)	2.26%	0.92	%(e)	39%
12.37	16.32	1,374	2.35	2.10	(e)	3.01	1.44	(e)	39
12.46	16.84	46,083	1.20	1.79	(e)	1.86	1.13	(e)	39

10.67	6.70	31,009	1.60	0.10		4.53	(2.83)		11
10.66	6.60	113	2.35	(0.62)		5.58	(3.85)		11
10.69	6.90	23,212	1.20	0.82		4.48	(2.46)		11

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended April 30, 2007
          As a shareholder of Class A, Class C or Institutional Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), or contingent deferred sales charges (loads) on redemptions (with respect to Class C Shares) and redemption fees (with respect to Class A, Class C, or Institutional Shares, if any (for Structured International Flex Fund only) and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C and Institutional Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 through April 30, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes— The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured U.S. Equity Flex Fund				Structured International Equity Flex Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	11/1/06	4/30/07		4/30/07*	11/1/06	4/30/07		4/30/07*

Class A
Actual	$1,000	$1,036.30		$10.20	$1,000	$1,166.80		$8.60
Hypothetical 5% return	1,000	1,014.91	+	10.09	1,000	1,016.85	+	8.01

Class C
Actual	1,000	1,032.00		14.82	1,000	1,163.20		12.67
Hypothetical 5% return	1,000	1,010.35	+	14.66	1,000	1,013.08	+	11.79

Institutional
Actual	1,000	1,038.10		7.61	1,000	1,168.40		6.43
Hypothetical 5% return	1,000	1,017.46	+	7.54	1,000	1,018.87	+	5.98

*	Expenses for each share class are calculated using each Fund’s net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional

Structured U.S. Equity Flex	2.01%	2.92%	1.50%
Structured International Equity Flex	1.60	2.35	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $699.0 billion in assets under management as of March 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Concentrated International Equity Fund [2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Richard P. Strubel	OFFICERS Kaysie P. Uniacke, President James A. McNamara, Senior Vice President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-1250	STFLEXSAR / 2.2K / 06-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

N/A

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 29, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	June 29, 2007